SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported)    March 27, 1998



                            KEYSTONE FINANCIAL, INC.
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       (Exact name of registrant as specified in its charter)


       Pennsylvania                0-11460                   23-2289209
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State or other jurisdiction   (Commission File Number) (IRS Employer ID No.)
 of incorporation)


     One Keystone Plaza, P.O.Box 3660, Harrisburg,  Pennsylvania 17105-3660
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        (Address of principal executive offices)                  (ZIP CODE)



Registrant's telephone number including area code:      (717) 233-1555

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Item 5.     Other Events

            The following document is filed as an exhibit to this Form 8-K:

                  I.    Press Release of Keystone Financial, Inc.
                        dated March 27, 1998.



                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Keystone Financial, Inc.
                                      __________________________
                                         (Registrant)




Date:    March 31, 1998             /s/  Donald F. Holt
                                    ____________________________
                                    Senior Vice President &
                                    Corporate Controller

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EXHIBIT INDEX

Exhibit No.       Description
__________        _______________

  99.1            Press Release of Keystone Financial, Inc. dated
                  March 27, 1998.
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